STEIN ROE ASIA PACIFIC FUND


                        Annual Report o September 30,2001

                          Logo: Stein Roe Mutual Funds

Contents


From the President                                               1
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Special Economic Commentary                                      3
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Performance Summary                                              5
------------------------------------------------------------------
Portfolio Managers' Report                                       6
------------------------------------------------------------------
Investment Portfolio                                            10
------------------------------------------------------------------
Financial Statements                                            14
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Notes to Financial Statements                                   17
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Financial Highlights                                            24
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Report of Independent Accountants                               26
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Unaudited Information                                           27
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Not FDIC Insured

May Lose Value

No Bank Guarantee



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

Photo of: Keith T. Banks

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Stein Roe & Farnham Incorporated is now part of the Fleet organization.
     In light of the events of September 11, and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Chris Legallet and David Smith, and follow the same investment principles that attracted you to the fund in the first place.
     The terrorist attacks of September 11th have had a profound impact on our country and our economy. However, it is important to remember that we are a resilient people. We believe the US economy, though shaken, is likely to recover. In the face of uncertainty, staying the course with your investments can be a challenge. We believe it is important for long-term investors to diversify their portfolios and maintain exposure across the investment disciplines. Such diversification can reduce the effects of market volatility.
     I have asked Alfred F. Kugel, executive vice president and chief investment strategist at Stein Roe, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Alfred provides a monthly update on the economy and the markets, which can be found at steinroe.com.

     In this report, your portfolio managers share their insight and outlook for the fund. I would encourage you to read their report, as well as Alfred's views.


     Sincerely,


     /s/ Keith T. Banks
     Keith T. Banks
     President


--------------------------------------------------------------------------------
Meet the new president

     Effective November 1, 2001, Keith T. Banks has taken on the position of President of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A Chartered Financial Analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------


Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

Special Economic Commentary


Special Economic Commentary

Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham Inc., has 48 years' investment experience.

The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the President to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee (FOMC) flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.


The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Performance Summary

Average annual total return (%)
Period ended September 30, 2001

                                                        1-year      Life+
-------------------------------------------------------------------------
Stein Roe Asia Pacific Fund*                            -38.09      4.27
-------------------------------------------------------------------------
MSCI Pacific Index                                      -34.38     -1.95
-------------------------------------------------------------------------

*    The inception date of the fund was October 19, 1998.

+    Index performance is from October 31, 1998.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, October 19, 1998 to September 30, 2001

Line Chart:
                Stein Roe Asia Pacific Fund           MSCI Pacific Index
1998            10000
                10110                                 10000
                10490.1                               10459
                10730.4                               10749.8
                10300.1                               10827.2
                10440.1                               10615
                11540.5                               11952.4
                13480.5                               12750.9
                12930.5                               11990.9
                14850.7                               13094.1
                15300.7                               14090.5
                15840.8                               13946.8
1999            16030.9                               14589.8
                17031.2                               15154.4
                19510.9                               15906
                21998.6                               16944.7
                20331.1                               16126.3
                20833.3                               15773.1
                21379.1                               16867.8
                19493.5                               15695.4
                18010                                 14783.5
                19634.5                               15923.4
                19078.8                               14407.4
                19328.8                               15191.2
2000            18271.5                               14390.6
                16809.8                               13564.6
                15740.7                               13092.6
                15879.2                               12576.7
                16711.3                               12539
                15474.6                               12003.6
                14202.6                               11429.8
                15277.8                               12181.9
                15242.6                               12136.8
                14514                                 11555.5
                13669.3                               10805.5
                12917.5                               10550.5
2001            11310                                 9441.64


Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 19, 1998 (October 31, 1998 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) Pacific Index is a broad-based unmanaged index that tracks the performance of stocks in the Pacific Rim in the following countries: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

Portfolio Managers' Report

Fund Commentary

COMMENTARY FROM CHRIS LEGALLET AND DAVID SMITH, PORTFOLIO MANAGERS OF STEIN ROE ASIA PACIFIC FUND



Investment Objective and Strategy:
Stein Roe Asia Pacific Fund seeks long-term growth by investing in the common stocks of companies with mid- and large capitalizations located in Asia and in countries of the Pacific Basin. These countries include Australia, New Zealand, Japan, China, Hong Kong, Singapore, South Korea, Taiwan, Thailand, Indonesia and the Philippines.

Fund Inception:
October 19, 1998

Net Assets:
$3.3 million



Weak performance in a difficult economic environment

During the 12-month period that ended September 30, 2001, the Stein Roe Asia Pacific Fund returned negative 38.09%. This performance was slightly lower than its benchmark, the MSCI Pacific Index, which returned a negative 34.38% for the same period. Although fund performance was hurt in the short term by an overweight position in Singapore (10.5% of net assets), we have a positive long-term outlook for our investments in Singapore. In fact, we were able to increase our weighting in this country by adding to an existing holding. Fund performance was also hindered by an overweight position in Hong Kong (41.1% of net assets). Yet one of the positive contributors to overall fund performance was Hong Kong & China Gas (5.2% of net assets), headquartered in Hong Kong. This long-time core holding has often been a positive contributor to performance, especially in times of uncertainty because of its dependable earnings stream and competent management.
     On the other hand, our positions in Johnson Electric Holdings Ltd (2.4% of net assets) and Li & Fung (3.4% of net assets) hurt overall fund performance. Last quarter, we reduced our position in Johnson Electric. Founded in 1959, this firm designs and manufactures electric micromotors and integrated motor systems for customers in several industries, including automotive, home appliance and business equipment. Concerned about the company's sensitivity to a global economic slowdown, investors aggressively sold this firm's stock during this 12-month period. The same investor concerns that plagued Johnson Electric also affected investor confidence in Li & Fung, the premier global outsourcing agent.


Tapping into consumer staples, energy, financial sectors

     During this reporting period we established positions in Katokichi Company (0.6% of net assets) and Tokyo Gas (1.0% of net assets). We were attracted to both companies because of their histories of relatively dependable earnings. Tokyo Gas produces and supplies liquefied natural gas to Tokyo and the surrounding area. Katokichi both produces and distributes frozen and processed food products, as well as rice and noodles, to the demanding palates of the Japanese. Katokichi's competitive advantage lies in the fact that much of its produce comes from China, where it can be obtained at a lower cost. Thus Katokichi tends to benefit from significant cost advantages.
     In addition, we added to our position in DBS Group Holdings (3.8% of net assets), which owns DBS (Development Bank of Singapore), the largest bank in Singapore. DBS has through acquisitions become a regional bank with banking subsidiaries throughout the region including Hong Kong, Indonesia, the Philippines and Taiwan. Since the stock was selling at a lower price, we took advantage of this opportunity to add to our position. We believe that as economies worldwide begin to recover, DBS may see some improvement in its overall performance.


Sidebar Text:
Country Allocation
(% of net assets)
Hong Kong               41.1
Japan                   30.1
Singapore               10.5
Australia                6.1
South Korea              3.7
China                    2.9
Taiwan                   2.2
Malaysia                 0.5

A perspective on China's economy

     Throughout the global slowdown, China has continued to produce good economic figures. We believe that China may achieve a growth rate of 7% this year and next. However, this positive economic outlook did not translate into positive stock market returns when one looks at the indexes that track the performance of China's stocks.
     China's growth is more dependent on domestic demand than on exports. According to a report by Morgan Stanley, infrastructure investment by the public sector should add about 1.5% to its gross domestic product (GDP) over the next few years. One of the best examples of this domestic demand at work has been the massive upturn in property sector investment. It is estimated that China's housing boon will add about 2% to economic growth in 2001. One of the factors for the boon in housing is an easing in the requirements for obtaining a mortgage. Typically, an applicant had to come up with 80% of the cash and accept a short loan period. Now, the percentage required for a down payment has declined and loan periods have increased.
     Another part of China's growth story has been its establishment as the world's dominant downstream manufacturing base. This secular trend has increased as companies find themselves squeezed in a deflationary environment. China is seen as the ticket to lowering production costs globally. China, often via Hong Kong, has taken the lion's share of foreign direct investment dollars in the region. Nearly 400 of the Fortune 500 companies have invested in over 2,000 projects in China. This investment has been increasingly focused in the technology sector. Notable examples include Motorola's $200 million research center, employing 650 research personnel, and the $130 million invested by Microsoft in research centers.


Sidebar Text
Top 10 equity holdings
(% of net assets)
Hong Kong & China Gas                 5.2
Hutchison Whampoa                     4.0
DBS Group Holdings                    3.8
Sun Hung Kai Properties               3.5
Li & Fung                             3.4
Canon                                 3.3
Foster's Brewing Group                3.2
China Mobile                          3.2
Cheung Kong Holdings                  3.1
Huaneng Power International           2.9

Maintaining our strategy -- seeing a new economic trend

     As portfolio managers, our aim is to invest for the long term in quality growth companies: companies with quality managements, quality balance sheets with what we believe are achievable strategies for long-term growth. In today's tough investment climates, we are confident we can still find such companies, and find them at substantially lower valuations than in good times. In addition, we are following what we believe to be an important developing economic trend. As we stated earlier, we are seeing that China's economic growth is being powered more by the country's domestic markets. We believe this shift towards domestically fueled economies rather than export-led ones may happen to other Asian economies, notably India and Japan. Economic data indicated that Japan's net exports were less than 5% of its GDP. We believe this trend may have significant positive investment implications in the long term.

As of August 6, 2001, Thomas R. Tuttle no longer co-managed the fund. Chris Legallet and David R. Smith will continue to manage the fund as co-portfolio managers.

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of September 30, 2001 and are subject to change. The MSCI Pacific Index is a broad-based unmanaged index that tracks the performance of stocks in the Pacific Rim in the following countries:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. Securities in the fund may not match those in the index.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.



Sidebar Text:
Equity Portfolio Highlights as of 9/30/01
                                            MSCI
                          Portfolio     Pacific Index
Number of holdings           57               396

Dollar Weighted
   Median Market
   Capitalization ($mil)   6,609           12,429

Investment Portfolio


Investment Portfolio
September 30, 2001


Common Stocks - 97.1%                   Country       Shares         Value
--------------------------------------------------------------------------

CONSTRUCTION - 1.5%
   Special Trade Contractors - 1.5%
   Zhejiang Expressway Co., Ltd., Class H    CH      220,000    $   48,235
                                                              ------------

FINANCE, INSURANCE & REAL ESTATE - 30.8%
   Depository Institutions - 13.3%
   Commonwealth Bank of Australia ..         AU        2,600        33,404
   DBS Group Holdings Ltd. .........         SI       22,956       125,439
   Dah Sing Financial ..............         HK       16,466        73,259
   HSBC Holdings PLC (a) ...........         HK        8,931        94,311
   Hang Seng Bank Ltd. .............         HK        6,000        62,121
   Public Bank Berhad...............         MA       22,000        15,053
   Suruga Bank Ltd. ................         JA        5,000        37,610
                                                              ------------
                                                                   441,197
                                                              ------------
   Financial Services - 2.8%
   Orix Corp. ......................         JA        1,100        91,578
                                                              ------------

   Holding Companies - 4.8%
   Citic Pacific Ltd. ..............         HK       15,000        28,272
   Hutchison Whampoa Ltd. ..........         HK       17,600       130,884
                                                              ------------
                                                                   159,156
                                                              ------------
   Non-Depository Credit Institutions - 2.2%
   Acom Co., Ltd. ..................         JA          100         8,794
   Aiful Corp. .....................         JA          450        37,652
   Ariake Japan Co., Ltd. ..........         JA          100         4,025
   Takefuji Corp. ..................         JA          300        23,595
                                                              ------------
                                                                    74,066
                                                              ------------
   Real Estate - 7.7%
   Cheung Kong Holdings Ltd. .......         HK       13,000       101,259
   City Developments Ltd. ..........         SI       16,000        37,871
   Sun Hung Kai Properties Ltd. ....         HK       18,000       114,703
                                                              ------------
                                                                   253,833
                                                              ------------
MANUFACTURING - 20.7%
   Chemicals & Allied Products - 1.4%
   Takeda Chemical Industries Ltd. .         JA        1,000        46,019
                                                              ------------

   Communications Equipment - 4.5%
   Matsushita Communication Industrial Co.   JA          400        10,978
   Matsushita Electric Works Ltd. ..         JA        8,000        64,193
   Sony Corp. ......................         JA        2,000        73,464
                                                              ------------
                                                                   148,635
                                                              ------------

See notes to investment portfolio.

Common Stocks (continued)               Country       Shares         Value
--------------------------------------------------------------------------
   Electronic Components - 3.4%
   Murata Manufacturing Co., Ltd. ..         JA          700    $   40,003
   Rohm Co., Ltd. ..................         JA          100         9,706
   Samsung Electronics..............         KO          300        32,332
   Samsung Electronics GDS (b)......         KO          544        31,987
                                                              ------------
                                                                   114,028
                                                              ------------
   Food & Kindred Products - 1.9%
   Southcorp Ltd. ..................         AU       16,581        61,623
                                                              ------------

   Machinery & Computer Equipment - 6.4%
   Canon, Inc. .....................         JA        4,000       109,442
   Singapore Technologies Engineering Ltd.   SI       66,000        81,472
   Union Tool Co. ..................         JA          700        21,085
                                                              ------------
                                                                   211,999
                                                              ------------
   Measuring & Analyzing Instruments - 1.5%
   China Hong Kong Photo Products
     Holdings Ltd. .................         HK      230,000        16,809
   Keyence Corp. ...................         JA          100        13,387
   Venture Manufacturing (Singapore) Ltd.    SI        4,000        19,819
                                                              ------------
                                                                    50,015
                                                              ------------
   Printing & Publishing - 1.6%
   Singapore Press Holdings Ltd. ...         SI        5,800        51,891
                                                              ------------

MINING & ENERGY - 2.5%
   Oil & Gas Extraction - 1.5%
   PetroChina Co., Ltd., Class H ...         CH      252,000        48,143
                                                              ------------

   Oil & Gas Field Services - 1.0%
   Tokyo Gas Co., Ltd. .............         JA       10,000        32,799
                                                              ------------

RETAIL TRADE - 11.5%
   Apparel & Accessory Stores - 3.8%
   Fast Retailing Co., Ltd. ........         JA          300        33,611
   Giordano International Ltd. .....         HK      202,000        91,297
                                                              ------------
                                                                   124,908
                                                              ------------
   Food Stores - 1.2%
   Goldcrest Co., Ltd. .............         JA          900        40,815
                                                              ------------

   General Merchandise Stores - 1.1%
   Don Quijote Co., Ltd. ...........         JA          700        35,083
                                                              ------------

   Miscellaneous Retail - 3.2%
   Foster's Brewing Group Ltd. .....         AU       43,456       106,742
                                                              ------------

   Packaged Foods - 0.6%
   Katokichi Co., Ltd. .............         JA          900        19,767
                                                              ------------


See notes to investment portfolio.

Common Stocks (continued)               Country       Shares         Value
--------------------------------------------------------------------------
Retail Trade (continued)
   Restaurants - 1.6%
   Cafe De Coral Holdings Ltd. .....         HK       93,000    $   54,553
                                                              ------------

SERVICES - 7.0%
   Amusement & Recreation - 0.5%
   Konami Sports Corp. .............         JA          450        15,626
                                                              ------------

   Auto Repair, Rental & Parking - 2.3%
   Park24 Co., Ltd. ................         JA        1,300        77,229
                                                              ------------

   Computer Related Services - 2.0%
   Datacraft Asia Ltd. .............         SI        9,568        31,383
   Nippon System Development Co., Ltd.       JA          800        35,878
                                                              ------------
                                                                    67,261
                                                              ------------
   Computer Software - 2.2%
   United Microelectronics Corp., ADR (c)    TW       13,570        72,192
                                                              ------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 14.3%
   Air Transportation - 0.7%
   China Unicom Ltd. ...............         HK       22,000        23,694
                                                              ------------

   Communication Services - 7.8%
   China Mobile Ltd. (a) (c) .......         HK       33,000       105,930
   Korea Telecom Corp., ADR ........         KO        3,240        59,260
   NTT DoCoMo Inc. (a)..............         JA            7        94,298
                                                              ------------
                                                                   259,488
                                                              ------------
   Gas Services - 5.2%
   Hong Kong & China Gas Co., Ltd. .         HK      138,028       172,550
                                                              ------------

   Sanitary Services - 0.6%
   Sanix, Inc. .....................         JA          450        18,826
                                                              ------------

WHOLESALE TRADE - 8.8%
   Durable Goods - 8.8%
   Huaneng Power International, Inc.         HK      172,000        97,586
   Johnson Electric Holdings Ltd. ..         HK       89,000        81,020
   Li & Fung Ltd. (c)...............         HK      120,000       113,859
                                                              ------------
                                                                   292,465
                                                              ------------
TOTAL COMMON STOCKS
   (cost of $3,568,257).....................                     3,214,416
                                                              ------------

See notes to investment portfolio.

Short-Term Obligation - 3.5%                             Par         Value
--------------------------------------------------------------------------
Commercial Paper - 3.5%
   UBS Financial, 3.45% 10/01/01
   (cost of $115,000).......................       $115,000     $  115,000
                                                              ------------

TOTAL INVESTMENTS - 100.6%
   (cost of $3,683,257) (d).................                     3,329,416
                                                              ------------

Other Assets & Liabilities, Net - (0.6)%....                       (18,454)
                                                              ------------

Net Assets - 100.0%.........................                    $3,310,962
                                                              ============

Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transaction exempt from registration, normally to qualified buyers. As of September 30, 2001 this security amounted to $31,987 or 1.0% of the net assets.

(c)  Non-income producing.

(d)  Cost for federal income tax purposes is $3,756,998.

Summary of Securities
by Countries      Country           Value            % of Total
---------------   -------      -------------         ----------
Hong Kong            HK           $1,362,107             42.4%
Japan                JA              995,463             31.0
Singapore            SI              347,875             10.8
Australia            AU              201,769              6.3
South Korea          KO              123,579              3.8
China                CH               96,378              3.0
Taiwan               TW               72,192              2.2
Malaysia             MA               15,053              0.5
                               -------------           -------
                                  $3,214,416            100.0%
                               =============           =======



Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

          Acronym                 Name
       ------------          --------------
            ADR        American Depositary Receipt
            GDS         Global Depositary Shares


See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments, at value (cost of $3,683,257).................     $3,329,416
Cash.......................................................          4,138
Foreign currency (cost of $27,967).........................         27,800
Receivable for:
   Investments sold........................................         15,965
   Dividends...............................................         10,589
Expense reimbursement due from Advisor.....................          3,922
Other assets...............................................         28,345
                                                              ------------
   Total Assets............................................      3,420,175
                                                              ------------

Liabilities:
Payable for:
   Investments purchased...................................         74,564
   Management fee..........................................          2,696
   Bookkeeping fee.........................................            831
   Transfer agent fee......................................            447
   Administration fee......................................            425
   Reports to shareholders.................................         10,000
   Audit fee...............................................         19,014
Other liabilities..........................................          1,236
                                                              ------------
   Total Liabilities.......................................        109,213
                                                              ------------
Net Assets.................................................     $3,310,962
                                                              ============

Composition of Net Assets:
Paid-in capital............................................     $3,885,976
Accumulated net investment loss............................        (81,034)
Accumulated net realized loss..............................       (139,826)
Net unrealized depreciation on:
   Investments.............................................       (353,841)
   Foreign currency translations ..........................           (313)
                                                              ------------
Net Assets.................................................     $3,310,962
                                                              ============

Net asset value, offering and redemption price per
   share ($3,310,962/338,393)..............................     $     9.78
                                                              ============

See notes to financial statements.

Statement of Operations

For the Year Ended September 30, 2001

Investment Income:
Dividends..................................                  $    82,407
Interest...................................                        1,634
                                                            ------------
   Total Investment Income (net of non-reclaimable
     foreign tax withheld at source which amounted
     to $7,920)............................                       84,041

Expenses:
Management fee.............................     $    42,129
Registration fee...........................          26,215
Bookkeeping fee............................          22,128
Audit fee..................................          20,459
Reports to shareholders....................          18,645
Transfer agent fee.........................          10,630
Custody fee................................           9,173
Trustees' fee..............................           6,795
Administration fee.........................           6,652
Other expenses.............................          15,165
                                               ------------
   Total Expenses..........................         177,991
Fees and expenses waived or borne by Advisor                     (86,661)
Custody credits earned.....................          (2,526)
                                               ------------
   Net Expenses............................                       88,804
                                                            ------------
Net Investment Loss........................                       (4,763)
                                                            ------------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:

Net realized loss on:
   Investments.............................        (129,319)
   Foreign currency transactions ..........          (5,355)
                                               ------------
     Net realized loss.....................                     (134,674)
Net change in unrealized appreciation/
   depreciation on:
   Investments.............................      (1,898,879)
   Foreign currency translations ..........             250
                                               ------------
     Net change in unrealized
       appreciation/depreciation...........                   (1,898,629)
                                                            ------------
Net Loss...................................                   (2,033,303)
                                                            ------------
Decrease in Net Assets from Operations.....                  $(2,038,066)
                                                            ============


See notes to financial statements.

Statement of Changes in Net Assets

                                              Year Ended      Year Ended
                                           September 30,   September 30,
Increase (Decrease) in Net Assets                   2001            2000
                                           -------------   -------------
Operations:
Net investment loss.....................       $  (4,763)     $  (21,624)
Net realized gain (loss) on investments and
   foreign currency.....................        (134,674)        293,409
Net change in unrealized appreciation/
   depreciation on investments and
   foreign currency.....................      (1,898,629)        244,704
                                            ------------    ------------
   Net Increase (Decrease) from Operations    (2,038,066)        516,489
                                            ------------    ------------
Distributions Declared to Shareholders:
From net investment income .............              --        (194,000)
From net realized gains ................        (261,282)       (201,250)
In excess of net realized gains ........         (13,729)             --
                                            ------------    ------------
   Total Distributions Declared to
     Shareholders ......................        (275,011)       (395,250)
                                            ------------    ------------
Share Transactions:
Subscriptions...........................         153,871         792,764
Distributions reinvested................         274,722         395,250
Redemptions.............................        (101,560)        (18,247)
                                            ------------    ------------
   Net Increase in Share Transactions...         327,033       1,169,767
                                            ------------    ------------

Total Increase (Decrease) in Net Assets.      (1,986,044)      1,291,006

Net Assets:
Beginning of period.....................       5,297,006       4,006,000
                                            ------------    ------------
End of period (including accumulated
   net investment loss of $(81,034) and
   $(77,208), respectively).............     $ 3,310,962     $ 5,297,006
                                            ============    ============
Changes in Shares:
Subscriptions...........................          11,228          44,640
Issued for distributions reinvested.....          19,374          22,508
Redemptions.............................          (8,338)         (1,020)
                                            ------------    ------------
   Net Increase.........................          22,264          66,128
                                            ------------    ------------


See notes to financial statements.

Notes to Financial Statements


Notes to Financial Statements
-----------------------------
September 30, 2001

Note 1. Accounting Policies

Organization:

     Stein Roe Asia Pacific Fund (the "Fund"), a series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek growth of capital by investing in the common stocks and equity-related securities of medium to large capitalization growth companies located in Asia and the Pacific Basin. The Fund may issue an unlimited number of shares.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.
     Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal income taxes:

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

         Year of Expiration              Capital Loss Carryforward
--------------------------------------------------------------------------------
                2009                              $4,039


     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.
     To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.
     Additionally, $135,787 of net capital losses attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements:

                           Increase (Decrease)
--------------------------------------------------------------------------------
                               Accumulated               Accumulated Net
Paid-in Capital            Net Investment Loss             Realized Loss
--------------------------------------------------------------------------------
      $(9,514)                      $937                      $8,577

     These differences are primarily due to net operating loss, passive foreign investment company adjustments and distributions in excess of net realized gains. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Foreign currency transactions:

     Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
     The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts:

     The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

     Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

     Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets. Newport Pacific Management, Inc. has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Fund. The Advisor, out of the advisory fee it receives, pays Newport Pacific Management, Inc. a monthly sub-advisory fee equal to 0.55% annually of the average daily net assets of the Fund.
     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee:

     The Advisor provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average net assets.

Bookkeeping fee:

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.
     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.22% annually of the Fund's average net assets and received reimbursement for certain out-of-pocket expenses.

Expense limits:

     The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

Other:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or the Administrator.

Note 3. Portfolio Information

Investment activity:

     During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $1,134,470 and $1,043,516, respectively.
     Unrealized appreciation (depreciation) at September 30, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation      $ 477,404
Gross unrealized depreciation       (904,986)
                                  ----------
      Net unrealized depreciation  $(427,582)
                                  ==========

Other:

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.
     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Trust and SR&FBase Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     At September 30, 2001, Colonial Management Associates, Inc. owned 85.4% of the Fund's outstanding shares.

Financial Highlights



Stein Roe Asia Pacific Fund
Selected data for a share outstanding throughout each period is as follows:

                                                                          Year Ended September 30,
                                                                   -----------------------------------
                                                                        2001         2000      1999 (a)
                                                                   ---------    ---------    ---------
Net Asset Value, Beginning of Period.........................      $   16.76    $   16.03    $   10.00
                                                                   ---------    ---------    ---------
Income From Investment Operations:
Net investment income (loss) (b).............................          (0.01)       (0.08)        0.01
Net realized and unrealized gain (loss) on
   investments and foreign currency..........................          (6.11)        2.39         6.02
                                                                   ---------    ---------    ---------
   Total from Investment Operations..........................          (6.12)        2.31         6.03
                                                                   ---------    ---------    ---------
Less Distributions Declared to Shareholders:
From net investment income...................................             --        (0.78)          --
From net realized gains......................................          (0.82)       (0.80)          --
In excess of net realized gains..............................          (0.04)          --           --
                                                                   ---------    ---------    ---------
   Total Distributions Declared to Shareholders..............          (0.86)       (1.58)          --
                                                                   ---------    ---------    ---------
Net Asset Value, End of Period...............................      $    9.78    $   16.76    $   16.03
                                                                   =========    =========    =========

Total return (c)(d)..........................................       (38.09)%       13.97%       60.30%(f)
                                                                   ---------    ---------    ---------

Ratios to Average Net Assets:
Expenses (e).................................................          2.00%        2.00%        2.00%(g)
Net investment income (loss)(e)..............................        (0.11)%      (0.43)%        0.10%(g)
Waiver/reimbursement.........................................          1.95%        1.80%        2.05%(g)
Portfolio turnover rate......................................            24%          29%          31%(f)
Net assets, end of period (000's)............................      $   3,311    $   5,297    $  4,006

(a)  The Fund commenced investment operations on October 19, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.06%, 0.12% and 0.05% for the year ended
     September 30, 2001, the year ended September 30, 2000 and for the period ended September 30, 1999, respectively.

(f)  Not annualized.

(g)  Annualized.

                                  24-25 Spread

Report of Independent Accountants


Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and Shareholders of Stein Roe Asia Pacific Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Asia Pacific Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2001

Unaudited Information

Unaudited Information

Results of Special Meetings of Shareholders
     On December 27, 2000, a Special Meeting of Shareholders of the
Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meetings, the Fund had shares outstanding representing $2,873,609.82 of net asset value (NAV). The votes cast were as follows:
                                                            Authority
To elect a Board of Trustees:                 For            Withheld
---------------------------------------------------------------------
Douglas Hacker                          $2,515,379.97       $3,186.87
Janet Langford Kelly                     2,515,379.97        3,186.87
Richard W. Lowry                         2,515,379.97        3,186.87
Salvatore Macera                         2,515,379.97        3,186.87
William E. Mayer                         2,515,379.97        3,186.87
Charles R. Nelson                        2,515,379.97        3,186.87
John J. Neuhauser                        2,515,379.97        3,186.87
Joseph R. Palombo                        2,515,379.97        3,186.87
Thomas E. Stitzel                        2,515,379.97        3,186.87
Thomas C. Theobald                       2,515,379.97        3,186.87
Anne-Lee Verville                        2,515,379.97        3,186.87
---------------------------------------------------------------------

     On September 26, 2001, a Special Meeting of Shareholders of the Stein Roe Asia Pacific Fund was held to conduct a vote for or against the approval of a new investment advisory agreement and a new sub-advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding representing $4,054,400.57 of net asset value (NAV). The votes cast were as follows:

                                                   % of NAV     % of NAV
                                                   to Total     to Total
Proposal of new investment                        Outstanding      NAV
advisory agreement:                 NAV               NAV         Voted
-----------------------------------------------------------------------
For                             $3,765,895.58      92.88%        99.55%
Against                              7,678.17       0.19%         0.20%
Abstain                              9,327.53       0.23%         0.25%

                                                   % of NAV     % of NAV
                                                   to Total     to Total
Proposal of new sub-advisory                      Outstanding      NAV
agreement:                          NAV               NAV         Voted
-----------------------------------------------------------------------
For                             $3,765,895.58      92.88%        99.55%
Against                              7,678.17       0.19%         0.20%
Abstain                              9,327.53       0.23%         0.25%

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                                       29

                          Logo: Stein Roe Mutual Funds

                                  One Financial Center
                                 Boston, MA 02111-2621
                                          800-338-2550

                                                        S22-02/435H-0901 (11/01)
                                                                         01/2086